BitMine BMNR

The Alchemy of 5%

CoinDesk

consensus 2026

HONG KONG
February 10-12, 2026

Best days ahead for crypto

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

Table of Contents

01

Gold won 2025 but Bitcoin still critical store of value

02

Crypto multiple adoption drivers – Ethereum is central casting

03

The rise of dominant DATs

04

BitMine 4 pillars of growth

01
Gold won 2025 but Bitcoin still critical store of value


Gold
Bitcoin

GOLD vs BITCOIN: Gold looked better in the past year


+73%
-29%
180
173
160
140
120
100
80
71
60
Normalized As Of 02/10/2025 Last Price GOLD SPOT $/OZ 173 XBT-USD Cross Rate 71
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb
2025
2026
GOLDS Comdty (GOLD SPOT $/OZ) BMNR Gold vs BTC Daily 10FEB2025-10FEB2026
Copyright© 2026 Bloomberg Finance L.P.
10-Feb-2026 00:47:06

As of Feb 9, 2026

GOLD: Rising in 2026 but crypto and equities fell

	Gold	Silver	Crypto	Equities
Geopolitical uncertainty	✓	✓	✓	✗
Central banks dovish	✓	✓	✓	✓
FX debasement — Yen and/or USD	✓	✓	✓	✓
Price momentum Metals	✓	✓	✗	✗
Loss of faith in fiat system	✓	✓	✗	✗

Illustrative | For Discussion Purposes

GOLD: Rising in 2026 but crypto and equities fell

	Gold	Silver	Crypto	Equities
Geopolitical uncertainty	✓	✓	✓	✗
Central banks dovish	✓	✓	✓	✓
FX debasement — Yen and/or USD	✓	✓	✓	✓
Price momentum Metals	✓	✓	✗	✗
Loss of faith in fiat system	✓	✓	✗	✗

This is 2026: Gold up, everything else down

Illustrative | For Discussion Purposes

GOLD: So large, it is bigger than S&P 500 basically...


41
5
21
41
39
20
1.3
0.2
Gold
Silver
MAG7
S&P 500 ex-MAG7
Asia
Europe
Bitcoin
Ethereum

Souce: Fundstrat

GOLD: So large, it is bigger than S&P 500 basically...


Gold larger than
the stock market
41
5
21
41
39
20
1.3
0.2
Gold
Silver
MAG7
S&P 500
ex-MAG7
Asia
Europe
Bitcoin
Ethereum

Souce: Fundstrat

GOLD: So large, it is bigger than S&P 500 basically...


Gold larger than
the stock market
41
5
21
41
39
20
5.2
1.3
0.2
Gold
Silver
MAG7
S&P 500
ex-MAG7
Asia
Europe
Gold
intraday
Jan 31
Bitcoin
Ethereum

Souce: Fundstrat

GOLD: So large, it is bigger than S&P 500 basically...


Gold larger than
the stock market
Gold intraday swing (1/31)
4X size of Bitcoin
41
5
21
41
39
20
5.2
1.3
0.2
Gold
Silver
MAG7
S&P 500
ex-MAG7
Asia
Europe
Gold
intraday
Jan 31
Bitcoin
Ethereum

Souce: Fundstrat

SOV: Since 1971, gold has underperformed inflation 48% of time


Rolling 3-yr %: Gold less Core CPI
Jan '78
Jan '82
Jan '86
Jan '90
Jan '94
Jan '98
Jan '02
Jan '06
Jan '10
Jan '14
Jan '18
Jan '22
Jan '26

Souce: Fundstrat

SOV: Since 1971, gold has underperformed inflation 48% of time


Rolling 3-yr %: Gold less Core CPI
48% of time (281 of 588 months):
Gold 3-yr return below inflation
Jan '78
Jan '82
Jan '86
Jan '90
Jan '94
Jan '98
Jan '02
Jan '06
Jan '10
Jan '14
Jan '18
Jan '22
Jan '26

Souce: Fundstrat

SOV: Since Bitcoin, gold underperformed inflation 44% of time


Rolling 3-yr %:
Bitcoin less Core CPI
Rolling 3-yr %:
Gold less Core CPI
Jan '12
Jan '13
Jan '14
Jan '15
Jan '16
Jan '17
Jan '18
Jan '19
Jan '20
Jan '21
Jan '22
Jan '23
Jan '24
Jan '25
Jan '26

Souce: Fundstrat

SOV: Since Bitcoin, gold underperformed inflation 44% of time


Rolling 3-yr %:
Bitcoin less Core CPI
Since 2012: 3% of time
(5 of 161 months):
Bitcoin < inflation return
Rolling 3-yr %:
Gold less Core CPI
Jan '12
Jan '13
Jan '14
Jan '15
Jan '16
Jan '17
Jan '18
Jan '19
Jan '20
Jan '21
Jan '22
Jan '23
Jan '24
Jan '25
Jan '26

Souce: Fundstrat

SOV: Since Bitcoin, gold underperformed inflation 44% of time


Rolling 3-yr %:
Bitcoin less Core CPI
Since 2012: 3% of time
(5 of 161 months):
Bitcoin < inflation return
Rolling 3-yr %:
Gold less Core CPI
Since 2012: 44% of time
(71 of 161 months):
Gold < inflation return
Jan '12
Jan '13
Jan '14
Jan '15
Jan '16
Jan '17
Jan '18
Jan '19
Jan '20
Jan '21
Jan '22
Jan '23
Jan '24
Jan '25
Jan '26

Souce: Fundstrat


Gold in 2026

02
Crypto multiple adoption drivers Ethereum is central casting

ETHEREUM: 8 drawdowns of 50% or more since 2018



7000
6000
5000
4000
3000
1906
1000
900
800
700
600
500
400
300
200
100
90
80
70
60
1.
-91%
2.
-64%
3.
-61%
4.
-57%
5.
-81%
6.
-46%
7.
-64%
8.
-62%
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH drawdowns vBMNR Daily 06JAN2017-05FEB2026
Copyright© 2026 Bloomberg Finance L.P.
05-Feb-2026 20:35:02

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ETHEREUM: 2025 saw a -64% drawdown and -46% in 2024


Jan to March 2025
5000
4000
3000
Log
2007
-46.22%
-46%
-64%
-62%
XET-USD Cross Rate - Last Price 2007
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH 3-yr decline vBMNR Daily 06JAN2023-10FEB2026
Copyright© 2026 Bloomberg Finance L.P.
10-Feb-2026 03:11:11

ETHEREUM: Each of 8 drawdowns saw V-bottom recoveries


1.
-91%
v-bottom
2.
-64%
3.
-61%
v-bottom
v-bottom
4.
-57%
5.
-81%
v-bottom
6.
-46%
v-bottom
7.
-64%
8.
-62%
7000
6000
5000
4000
3000
1906
1000
900
800
700
600
500
400
300
200
100
90
80
70
60
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH drawdowns vBMNR Daily 06JAN2017-05FEB2026
Copyright© 2026 Bloomberg Finance L.P.
05-Feb-2026 20:35:02

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ETHEREUM: Each of 8 drawdowns saw V-bottom recoveries


7000
6000
5000
4000
3000
1906
1000
900
800
700
600
500
400
300
200
100
90
80
70
60
XETUSD
8.
62%
2026
60% OF THE TIME. IT WORKS EVERY TIME

BOTTOMED? Best opportunities are after a drawdown


Think Fall 2018
Think Fall 2022
Think April 2025

Illustrative | For Discussion Purposes

ETHEREUM: Multiple drivers of future network value

- Ethereum is the largest smart contract blockchain, supported by a large global community of dedicated developers.
- **Wall Street** is rebuilding the financial system on the blockchain, driven by speed and efficiencies of blockchain.
- **AI and future agentic-AI** use the blockchain for payments, verification and managing taxation.
- **Creator economy** as the definition of money blurs, creators will use blockchain to monetize their brands and capture value throughout the ecosystem.

WALL STREET: What we learned from Wall Street

- Wall Street finally embracing blockchain, although there is still a divide between "evangelists" and C-level buy-in.
- Wall Street plans to use public blockchains, prioritizing the use of reliable chains with entrenched and dedicated communities.
- They believe in supporting multiple crypto blockchains, to strengthen support from the defi-/crypto community and also to test the best approach.
- Regulatory clarity is important.



Comptroller Jonathan Gould
@USComptroller

The OCC is supporting a healthy economy that provides the American people with access to banking services that meet their unique needs by aligning innovation with proper supervision.

forbes.com/sites/christer...

These Tech Companies Are Becoming Banks As Regulators Open The Door

By Christer Holloman, Senior Contributor. ⓘ Writes about the future of finance and technology, follow f...

Follow Author

Published Feb 05, 2026 at 06:00am EST

The fintech industry is undergoing a fundamental shift in how it views the federal regulatory perimeter. With Revolut now pursuing a de novo charter route, the era of fintechs acting merely as

vitalik.eth
@VitalikButerin

Two years ago, I wrote this post on the possible areas that I see for ethereum + AI intersections: vitalik.eth.limo/general/2024/0...

This is a topic that many people are excited about, but where I always worry that we think about the two from completely separate philosophical perspectives.

I am reminded of Toly's recent tweet that I should "work on AGI". I appreciate the compliment, for him to think that I am capable of contributing to such a lofty thing. However, I get this feeling that the frame of "work on AGI" itself contains an error: it is fundamentally undifferentiated, and has the connotation of "do the thing that, if you don't do it, someone else will do anyway two months later; the main difference is that you get to be the one at the top" (though this may not have been Toly's intention). It would be like describing Ethereum as "working in finance" or "working on computing".

To me, Ethereum, and my own view of how our civilization should do AGI, are precisely about choosing a positive direction rather than embracing undifferentiated acceleration of the arrow, and also I think it's actually important to integrate the crypto and AI perspectives.


Survive
We agree
Enabling trustless and private AI interaction
Cypherpunk mountain man vision with local LLMs
Infrastructure
Impact
We agree
Ethereum as an economic layer for AI
Make much better markets and governance a reality
Thrive
important to integrate the crypto and AI perspectives.

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3,437 subscribers

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BLOCKCHAIN FOR CONTENT CREATION AND DISTRIBUTION

Blockchain for Content Creation and Distribution: Power to the Creators

Bluechip Technologies Asia
7,862 followers

May 15, 2025

Illustrative | For Discussion Purposes

03 The rise of dominant DATs

DATS: Microstrategy and BitMine are 2 largest


Total value of DAT ($million, log-scale)
$52 billion
$10 billion
MSTR
BMNR
MARA
CEP
MTPLF
CEPO
SBET
BLSH
ETHM
COIN
RIOT
HUT
CLSK
DJT
TSLA
XYZ
ASST
GDC
CANG
GLXY
NXTT
NAKA
BTBT
SMLR
BRRWU
ETHZ
GME
434 HK
EMPD
GEMI
ADE GY
BTCS
SQNS
Bitcoin
Ethereum
Cash or Other DAT Assets

As of Jan 4, 2026
Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

BMNR+MSTR = ~90% DAT trading volume


% of DATs $ Trading Volume*
BitMine
29%
Other
DATs
13%
MSTR
59%

As of Jan 2, 2026

LIQUIDITY: BitMine stock trades 14X more volume


BitMine
4.8X larger than #2
$2,665
$1,527
$473
$216
$215
$124
BMNR SBET ETHM BTBT BTCS ETHZ FGNX
ETH $ value
BitMine
$1,560
13.8X larger than #2
$113
$100
$16
$5
$4
$2
BMNR SBET BTBT ETHZ BTCS FGNX ETHM
$ daily trading (60D)

Illustrative | For Discussion Purposes

As of Feb 9, 2026

BITMINE: Outperformed ETH in 2025 and 2026

2025:

June 30 to Dec 31


Ethereum
22
BitMine
503
BitMine

BITMINE: Outperformed ETH in 2025 and 2026

2025:

June 30 to Dec 31

Outperformed +48,100bp


Ethereum
22
BitMine
BitMine
503

BITMINE: Outperformed ETH in 2025 and 2026

2025:
June 30 to Dec 31

2026:
Dec 31 to Feb 10

Outperformed +48,100bp


Ethereum
22
-32
BitMine
BitMine
503
-21

BITMINE: Outperformed ETH in 2025 and 2026

2025:
June 30 to Dec 31

Outperformed +48,100bp

2026:
Dec 31 to Feb 10

Outperformed +1,100bp


Ethereum
BitMine
BitMine
22
503
-32
-21

04
BitMine 4 pillars of growth

4 pillars of growth

Maximize yield on Treasury

Invest defi in "moonshots"

Productize BitMine

Bridge tradfi and defi









4 pillars of growth

Maximize yield on Treasury



- Optimize staking yield
- Pursue alpha strategies. MOZAYYX Capital executes alpha strategies. Tom DeMark, DeMark Analytics, strategic advisor on tactical ETH purchases
- Optimize yield on cash
- Accretive capital markets activities.



Thomas (Tom) Lee (not drummer) FSInsight.com
@fundstrat

9/
And it's best to avoid excessive debt leverage in crypto when times are volatile

- $BMNR has zero debt and has a positive cash balance
- all of it earning $ETH staking rewards and cash interest in money markets

STAKING: Annualized staking revs $202mm vs $34mm on Jan 1


Annualized Staking Revenue by Week ($ Million)
$34
$59
$110
$166
$160
$189
$202
$301
$420
+7%
Past week
Fully staked
ETH
72%
48%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/8*
Alchemy

Illustrative | For Discussion Purposes

Source: Fundstrat, Stats are calculated based on BMNR weekly press release.

ALCHEMY OF 5%: ETH staking generates sizable and steady revs


Annualized Staking Revenue by Week ($ Million) – Log Scale
$12k ETH
$34
$59
$110
$166
$160
$189
$202
$301
$420
$2,407
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/8*
Alchemy
ETH at
$12k

Illustrative | For Discussion Purposes

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ETH ACCRETION: BMNR vs other ETH DAT Cos.


SBET
BMNR
ETHZ
FGNX
BTBT
BTCS
BitMine
9.7x
1.00x
3.5x BTCS
2.8x SHARPLINK GAMING
2.2x
2.2x BIT DIGITAL
1.1x FGNX
Rebased $ Ethereum per share (DAT Start = 1.00x)
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160
DAT Start = Day 0

As of Oct 12, 2025

Illustrative | For Discussion Purposes

4 pillars of growth

Maximize yield on Treasury


ethereum

Invest defi in “moonshots”


ethereum

- Orbs and Worldcoin
- Accelerate tokenization products
- Work with L2 and defi
- Beast Industries “moonshot”

Newest Moonshot: BitMine $200 million investment **Beast Industries**


ethereum


BEAST
INDUSTRIES®
YouTube
BEAST
GAMES
"THE PIZZA"
LUNCHLY
FEASTABLES
PRIME
MR BEAST
FEASTABLES
MILK CHOCOLATE


MrBeast
@MrBeast
Subscribe
I'm so excited to share that we are acquiring the financial services app, @step
Nobody taught me about investing, building credit, or managing money when I was growing up. That's exactly why we're joining forces with Step! I want to give millions of young people the financial foundation I never had. Lots to share soon :D
12:18 PM · Feb 9, 2026 · 1.8M Views
2K
1K
13K
1.3K

BEAST FINANCIAL: The next Robinhood-Sofi-Chime for GenZ

Generation	US Size	Leading institution
Baby Boomers	75	Schwab

BEAST FINANCIAL: The next Robinhood-Sofi-Chime for GenZ

Generation	US Size	Leading institution
Baby Boomers	75	Schwab
GenX	66	Blackrock Blackstone

BEAST FINANCIAL: The next Robinhood-Sofi-Chime for GenZ

Generation	US Size	Leading institution
Baby Boomers	75	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime

BEAST FINANCIAL: The next Robinhood-Sofi-Chime for GenZ

Generation	US Size	Leading institution
Baby Boomers	75	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime
GenZ	69	Beast Financial Services
GenAlpha	51	

BEAST FINANCIAL: The next Robinhood-Sofi-Chime for GenZ

Generation	US Size	Leading institution
Baby Boomers	75	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime
GenZ GenAlpha	69 51	Beast Financial Services

Mr Beast

Will the 'Great Wealth Transfer' transform the markets?


Estimated wealth to be inherited through 2048, by generation:
$50 T
$40 T
$30 T
$20 T
$10 T
$0
$6 trillion
$39 trillion
$46 trillion
$15 trillion
Baby boomers (born 1946-1964)
Gen X (1965-1980)
Millennials (1981-1996)
Gen Z (1997 or later)

Source: Cerulli Associates, "The Cerulli Report: U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2024."

WHO IS MRBEAST®?

- Founder Of Beast Industries
- Spectacle & Philanthropy
- #1 Creator In The World
- 1.4 Billion Uniques
- 1 Billion Followers



Source: Beast Industries


MRBEAST® IS THE #1 CREATOR
In the #1 Source of Media Consumption (YouTube)
TOTAL TV USAGE BY DISTRIBUTOR
YouTube 13.1
Walt Disney Co. 9.7
Netflix 8.7
NBC Universal 7.6
Paramount 7.1
Fox 6.7
Warner Bros. Discovery 5.8
Amazon 3.9
MRBEAST®
1.4B+
Uniques (~15% the world)
5B+
Avg. Views/Mo
175M+
Hours/Mo
28%
YOY Mins YTD
2-5x
More upload views than the top 10 creators
SOURCE: Nielsen's Media Distributor Gauge. Shares based on total viewing minutes to all media distributor national subsidiaries. Viewing to local stations or syndicators is reflected in the appropriate broadcast affiliate or cable network.

Source: Beast Industries

BitMine Investment in Eightco (ticker: ORBS)

world

+ Founded in 2019 by Sam Altman (OpenAI CEO) and Alex Blania
+ Dedicated to building a global-scale proof-of-human network to distinguish humans from AI in a post-AGI world
+ End-to-end stack comprising of hardware, privacy-preserving blockchain, digital asset, and wallet w/ app store
+ Open source and permissionless
+ Secured by **Ethereum**



4 pillars of growth

Maximize yield on Treasury


ethereum

Invest defi in "moonshots"


ethereum

Productize BitMine


ethereum

- BitMine app coming
- BitMine works with community of shareholders
- BitMine brand is strong

4 pillars of growth

Maximize yield on Treasury → **Invest defi in "moonshots"** → **Productize BitMine** → **Bridge tradfi and defi**


ethereum


ethereum

- BitMine top 50 most traded stock
- MAVAN largest staking entity in world
- Bridge settlement layer

MAVAN: Best in class staking

- BitMine commercial staking subsidiary named **MAVAN**: **M**ade in **A**merica **Va**lidator **N**etwork
- MAVAN launching in early 2026. Once staking BitMine's ETH holdings, MAVAN will be the largest commercial validator in the World.
- MAVAN will stake other proof of stake tokens as well.
- BitMine is going to be the **settlement layer** of the future financial system.

BitMine: **Bridging** Wall Street and Ethereum and Defi

BitMine
The Alchemy of **5%**

Largest holder of
ETH in the World

DeFi

- Moonshots
- MAVAN staking
- EF partnership
- Investing in DeFi
- BitMine Labs

BitMine: **Bridging** Wall Street and Ethereum and Defi

BitMine
The Alchemy of **5%**

Bridging Finance

- Wall Street connectivity
- Consumer services
- Strong brand
- BitMine community
- BitMine technology

Largest holder of **ETH** in the World

DeFi

- Moonshots
- MAVAN staking
- EF partnership
- Investing in DeFi
- BitMine Labs

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

			8-yr avg		2021 high		ETH "payment rails"	
BTC Price	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	**$62,500**	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	**$250,000**	350,000

BMNR: Stock price follows ETH price


ticker:
BMNR
Legend
Track
Annotate
Zoom
Select
Copy
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

BMNR: Stock price follows ETH price

ticker: BMNR



**Coefficient:
0.015 * ETH + ETH/share accretion

BITMINE BMNR

BMNR: Stock price follows ETH price


BMNR:
$5,000
$5,000
ticker:
BMNR
BMNR:
$1,500
$1,500
BMNR:
$500
$500
$22,000
$22,000
$62,500
$250,000

**Coefficient:
0.015 * ETH + ETH/share accretion

BitMine management team

Thomas "Tom" Lee

Chairman

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat, Chief Investment Officer of Fundstrat Capital and the Chairman of the Board of BitMine. He is an accomplished Wall Street strategist with over 30 years of experience in equity research, and has been consistently top ranked by Institutional Investor since 1998. Prior to co-founding Fundstrat, he served most recently as J.P. Morgan's Chief Equity Strategist from 2007 to 2014, and previously as Managing Director at Salomon Smith Barney. He is also a full-time contributor to CNBC.

Chi Tsang

Chief Executive Officer

Chi Tsang is a Wall Street veteran with more than 25 years of experience in senior roles across venture capital, investment banking, portfolio management, and equity research. His career has spanned New York and Hong Kong, with a focus on technology, media, and internet sectors.

Mr. Tsang earned a B.S. in Policy Analysis from Cornell University and an MBA from the Fordham Gabelli School of Business, and is a CFA charterholder.

Young Kim

Chief Financial Officer & Chief Operating Officer

Young Kim is an investment executive with over 20 years of experience managing multi-billion dollar global franchises, leveraging a unique "Engineer-Investor" pedigree honed through his earlier career as a software engineer and his education at MIT and Harvard Business School. He served as a Partner and a Senior Portfolio Manager at Axiom Investors from 2021 to 2025, served as a Senior Portfolio Manager at Columbia Threadneedle Investments from 2011 to 2021, and held various roles in investment research, venture capital, business development and software engineering, with a proven track record of scaling assets and driving product innovation.

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